Exhibit 99.3

DIODES 4Q 2013 EARNINGS CALL

QUESTION AND ANSWER

Operator

(OPERATOR INSTRUCTIONS)

IT LOOKS LIKE OUR FIRST PHONE QUESTION WILL COME FROM STEVE SMIGIE WITH RAYMOND JAMES.

Steve Smigie—Raymond James & Associates—Analyst

DR. LU, I JUST WANT TO SAY CONGRATULATIONS ON A PRETTY SOLID YEAR THERE, AND SOME NICE MARGIN PERFORMANCE AS WE STARTED THIS YEAR. I WAS HOPING YOU COULD TALK ABOUT GROWTH FOLLOWING UP ON THIS PAST YEAR. GIVEN THE NEW PRODUCTS THAT YOU’VE BEEN RELEASING AND DESIGN WINS, WOULD IT BE FAIR TO SAY THAT YOU WOULD ANTICIPATE 2014 TO BE ANOTHER YEAR WHERE YOU COULD LIKELY OUTGROW THE MARKET?

Keh-Shew Lu—Diodes, Inc.—President and CEO

STEVE, FIRST, THANK YOU FOR YOUR COMMENT. SECOND, THAT IS OUR GOAL.

WE ALWAYS SAID THAT OUR GOAL TO GROWTH 2X FASTER OF OUR COMPETITORS. SO THAT IS OUR GOAL AND I THINK WE ARE ON THE TRACK TO DOING THAT. ANYWAY, YES.

Steve Smigie—Raymond James & Associates—Analyst

GREAT. THANKS. AS WE THINK ABOUT BRINGING IN OR FILLING UP THE CAPACITY AT BCD PLUS UTILIZATION, HOW SHOULD WE THINK ABOUT GROSS MARGIN THROUGHOUT THE YEAR? I KNOW YOU ONLY GUIDE ONE QUARTER, BUT IT WOULD BE FAIR TO ARGUE THAT IT’S LIKELY THAT, GIVEN THOSE FACTORS, WE SHOULD SEE GENERALLY IMPROVING GROSS MARGINS THROUGHOUT THE YEAR?

Keh-Shew Lu—Diodes, Inc.—President and CEO

WELL, YES. IT IS DEFINITELY YES. AND IT IS EXPECTED WHEN WE BUY BCD, WE KNOW THEY JUST START TO RAMP THEIR FAB 2 IN FEBRUARY LAST YEAR. SO WHEN YOU HAVE A NEW FAB, START FROM ZERO OUTPUT AND YOU RAMP IT UP, YOU ALWAYS GOING TO HAVE A GROSS MARGIN — GPM PERCENT PROBLEM.

AND WHAT WE DO OR WHAT THEY HAVE BEEN DOING IS TRY TO MOVE SOME OF THE FAB 1 LOAD INTO THE FAB 2 AND DIODES CAN LOAD IN FAB 1. AND THIS PROCESS HAS BEEN VERY SMOOTHLY EXECUTED, AND EVEN WE SAY, IN OUR SPEECH, WE ACTUALLY NEGATIVE IMPACT BY THE BCD, AND THE MAJORITY IS REALLY COMING FROM THE FAB LOADING.

BUT THESE SITUATIONS CAN BE IMPROVED QUITE A BIT, AND FAB 2 CONTINUES RAMPING UP, AND WHILE NOW WE ARE NOT REALLY ABLE TO TRANSFER OUR LOAD INTO FAB 1 YET, DUE TO THE CUSTOMER QUALIFICATION. BUT I EXPECT THIS YEAR WE WILL START TO MOVE THAT, AND AT THE SAME TIME, THE CROSS-SELLING BY DIODES TEAM TO SELL BCD PRODUCT GOING PRETTY SMOOTHLY, AND IF WE — WHEN WE CONTINUE RAMP AND GAIN THE MARKET SHARE WITH BCD PRODUCT, THEN OBVIOUSLY IT WILL BE HELP THE LOAD IN FAB 1.

Steve Smigie—Raymond James & Associates—Analyst

GREAT. THANK YOU. AND THEN JUST A COUPLE END MARKET OR PRODUCT QUESTIONS. ON THE END MARKET SIDE, AUTO IS A FEW PERCENT OF REVENUE NOW, BUT IT SOUNDS LIKE THERE’S SOME NICE WINS.

ANY CHANCE AUTO COULD GET TO SOMETHING, 5% OR MORE OF REVENUE THIS YEAR? AND THEN ON THE LOGIC SIDE IT SOUNDS LIKE SOME GOOD SUCCESS THERE. WHEN DOES LOGIC BECOME 5% OF REVENUE AS WELL?

Mark King—Diodes, Inc.—SVP, Sales and Marketing

I’LL TAKE THAT ONE. ON THE AUTOMOTIVE SIDE, I DON’T THINK WE ARE GOING TO BE ABLE TO GET TO 5% THIS YEAR.

BUT WE HAVE A VERY DETAILED AND LONG-TERM PLAN TO GROW OUR AUTOMOTIVE BUSINESS OVER THE NEXT TWO TO FOUR YEARS, SIGNIFICANTLY. SO WE PUT A TEAM TOGETHER THAT FOCUSES ON AUTOMOTIVE AND DRIVE THAT BUSINESS AREA IN VERY SPECIFIC PRODUCT AREAS, SO WE HAVE A LOT OF EMPHASIS IN THAT AREA. SO WE THINK THAT WILL BE A GROWTH DRIVER GOING FORWARD.

REGARDING LOGIC, I THINK WE CONTINUE TO MAKE PROGRESS. WE CONTINUE TO DESIGN PRODUCTS. WE HAVE SOME OF THE NEWEST AND STATE-OF-THE-ART PRODUCTS OUT THERE.

I THINK IT’S JUST A MATTER OF TIME. IT’S A VERY MATURE MARKET, SO MATURE MARKETS TAKE LONGER TO MAKE A BIG IMPACT IN.

BUT I WOULD SAY THAT WILL BE A MAJOR PLAYER IN THE LOGIC MARKET OVER THE NEXT FEW YEARS. I THINK THE PROGRESS WILL CONTINUE TO ADD VALUE AND IMPACT OUR REVENUE OVER TIME.

Steve Smigie—Raymond James & Associates—Analyst

GREAT. THANK YOU.

Operator

OUR NEXT QUESTION WILL COME FROM GARY MOBLEY WITH BENCHMARK.

Gary Mobley—The Benchmark Company—Analyst

CONGRATS ON SOME GOOD OPEX MANAGEMENT IN THE FOURTH QUARTER. I’M ASSUMING THAT IS WHAT HELPED DRIVE MUCH OF THE EPS UPSIDE.

I KNOW YOU WERE FORECASTING OPEX TO BE ABOUT 22.7% OF REVENUE, WITH THE MIDPOINT OF REVENUE GUIDE HIGHER THAN WHAT YOU HIT. SO IT LOOKS LIKE YOU MIGHT HAVE OPERATING EXPENSES ABOUT 5% OR SO BELOW YOUR FORECAST. WHAT DROVE THAT NEGATIVE VARIANCE?

Rick White—Diodes, Inc.—CFO

WELL I DON’T KNOW ABOUT 5%, BUT WE WERE DOWN A LITTLE BIT, BY JUST MAINLY CONTROLLING EXPENSES. TRAVEL, AND WE HAVEN’T REPLACED PEOPLE THAT WE DON’T REALLY NEED, SO WE’VE HAD A REAL TIGHT CONTROL ON OPERATING EXPENSES FROM OVERHEAD, AND FROM A PEOPLE STANDPOINT, FROM OVERHEAD STANDPOINT.

Gary Mobley—The Benchmark Company—Analyst

OKAY. I KNOW YOU’VE BEEN IN DISCLOSING BCD REVENUE IN YOUR SEC FILINGS. DO WE HAVE TO WAIT FOR THE 10-K TO COME OUT TO GET THE NUMBER FOR THE FOURTH QUARTER, OR CAN YOU SHARE THAT WITH US ON THE CALL?

Rick White—Diodes, Inc.—CFO

YOU WILL NEED TO WAIT UNTIL THE 10-K COMES OUT.

Gary Mobley—The Benchmark Company—Analyst

OKAY. BUT ME ASK IT THIS WAY. WAS A DOWN A LIKE AMOUNT FOR THE REST OF THE BUSINESS?

Rick White—Diodes, Inc.—CFO

BCD. HANG ON JUST A SECOND.

Keh-Shew Lu—Diodes, Inc.—President and CEO

WE ARE NOT REALLY TRACKING THAT CAREFULLY BETWEEN DIODES AND BCD, BECAUSE WHAT WE REALLY WANT TO DO IS ONE COMPANY, SO WHEN I TALKED TO THE SALES GUY, WHEN WE’RE TALKING ABOUT THE DESIGN WIN, WE TRY TO NOT SEPARATE BCD VERSUS DIODES. WE ENCOURAGE OUR PEOPLE, ESPECIALLY ACROSS OUR US AND EUROPE SALES TEAM, TO TRY TO SELL BCD PRODUCT. BUT RICK CAN GIVE YOU THE NUMBER.

Gary Mobley—The Benchmark Company—Analyst

I HAVE A COUPLE FOLLOW-UP QUESTIONS IF YOU DON’T MIND.

Rick White—Diodes, Inc.—CFO

IT WAS DOWN ABOUT 4%.

Gary Mobley—The Benchmark Company—Analyst

OKAY VERY GOOD. THANK YOU FOR THAT.

Rick White—Diodes, Inc.—CFO

SIMILAR AS THE WHOLE BUSINESS.

Gary Mobley—The Benchmark Company—Analyst

AND THINKING ABOUT YOUR GROSS MARGIN, IT’S UNDERSTANDABLE WHY YOUR GROSS MARGIN DECREASED 220 BASIS POINTS SEQUENTIALLY IN THE FOURTH QUARTER. I KNOW YOU HAD LOWER LOADING, BECAUSE YOU ARE TRYING TO BURN OFF SOME INVENTORY, AND ON TOP OF THAT, YOU HAD LOWER SALES. BUT I’M ASSUMING THAT YOU WILL BE OPERATING WITH A HIGHER LOAD IN THE FIRST QUARTER, IN ANTICIPATION OF A SEASONAL UPTICK IN Q2 REVENUE, SO WHY IS THE GROSS MARGIN FOR THE FIRST QUARTER NOT EXPECTED TO BE UP MORE THAN A SEQUENTIAL BASIS OR WILL THAT BENEFIT, AS I JUST MENTIONED, SHOW UP IN THE SECOND QUARTER?

Keh-Shew Lu—Diodes, Inc.—President and CEO

GARY, LET ME ANSWER THIS QUESTION. I THINK IF YOU REMEMBER, LAST QUARTER WHEN WE DO THE CONFERENCE CALL, WE MENTIONED 4Q REVENUE — I MEAN GP GOING TO BE DOWN BECAUSE WE DEDUCED THAT WAFER FAB LOADINGS WERE IN LINE TO 4Q AND 1Q OF MIX.

THEN AFTER THAT, WE SEE THAT 1Q IS NOT AS BAD AS WHAT WE EXPECTED, BECAUSE TYPICALLY, WE HAVE BEEN TALKING 1Q IS ZERO TO 5% AND NOW WE GET THE GUIDANCE OF MIDPOINT IS DOWN 1%, SO YOU CAN SEE, WE STARTED REALIZING 1Q REVENUE IS NOT AS BAD AS WE EXPECTED. THEREFORE WE TURNED ON MORE WAFER OUTPUT IN THE WAFER FAB, AND THAT IS THE REASON WE KEEP THE UPDATED GUIDANCE OF INCREASE OUR GPM PERCENT.

THEN YOU’RE TALKING ABOUT 1Q. 1Q IS MORE IN THE BACK-END BECAUSE OUR BACK-END IS ALL IN CHINA, AND THE CHINESE NEW YEAR IS A BIG FACTOR, CHINESE ARE DOWN, AND PEOPLE WENT DOWN, PEOPLE TAKE A LONG VACATION IS ALWAYS, EVERY YEAR, ALWAYS IMPACT OUR PERFORMANCE IN OUR OUTPUT IN THE BACK-END.

SO IT STILL IS GOING TO BE THE SAME, THIS YEAR — CHINESE NEW YEAR COME, AND WE HAVE PEOPLE TAKE A LONG VACATION, REDUCE PEOPLE, AND THE OUTPUT WILL BE LOWER THAN 4Q, AND THEREFORE YOU GET HIT BY THE OUTPUT, LOWER OUTPUT, AND THAT’S WHY THE GP WENT DOWN. SO WHEN YOU WAFER FAB LOADING WENT UP IN 1Q, YOUR BACK-END LOADING WENT DOWN, OR GO DOWN IN 1Q.

THAT IS WHY WE FORECAST THE GP PERCENT IS FLAT. IF WAFER FAB LOADING WILL GO UP, BUT BACK-END LOADING GO DOWN.

Gary Mobley—The Benchmark Company—Analyst

OKAY. I WAS JUST REVIEWING SOME NOTES AND I KNOW IT IS YOUR GOAL, AS YOU STATED IN THE PRESS RELEASE, TO ACHIEVE $1 BILLION IN ANNUAL REVENUE. IT’S MY UNDERSTANDING THAT YOUR GOAL IS TO ACHIEVE A 35% GROSS MARGIN, PERHAPS AT THAT REVENUE LEVEL.

BUT IN ORDER FOR THAT TO HAPPEN, YOU NEED TO HAVE ABOUT 85% UTILIZATION AT YOUR BCD FABS 1 AND 2. AND I WAS HOPING TO GET A GAUGE ON WHERE WE STAND NOW WITH THE UTILIZATION RATE OF THOSE TWO FABS AND WHERE YOU MIGHT EXPECT TO BE BY THE END OF THE FISCAL YEAR.

Keh-Shew Lu—Diodes, Inc.—President and CEO

OKAY. YES, THAT IS OUR GOAL. ONE SEASON DOWN IN REVENUE WAS TOTAL GPM PERCENT, WHICH IS AT 35%. BUT IF YOU LOOK AT THE LOADING TODAY, I THINK RICK CAN GIVE YOU THAT NUMBER —

Rick White—Diodes, Inc.—CFO

IN THE FOURTH QUARTER THE S FAB 1, WHICH IS THE OLDER FAB IN SHANGHAI, WAS BETWEEN 75% AND 80%. IT HAD A SHUTDOWN FOR MAINTENANCE, AND WE HAD PLANNED THAT IN, AND THAT’S PART OF THE REDUCTION THAT KEH-SHEW TALKED ABOUT. IN THE FIRST QUARTER, WE THINK IT’S GOING TO GET BACK INTO THE MORE NORMAL RANGE OF 80% TO 85%.

Keh-Shew Lu—Diodes, Inc.—President and CEO

THAT’S FAB 1, RIGHT?

Rick White—Diodes, Inc.—CFO

YES, THAT’S FAB 1.

Keh-Shew Lu—Diodes, Inc.—President and CEO

FAB 2—

Rick White—Diodes, Inc.—CFO

FAB 2 IS JUST CONTINUALLY GOING UP, IT DOESN’T HAVE A UTILIZATION, BECAUSE THE OUTPUT HAS JUST CONTINUED TO GO UP FROM WHEN IT STARTED IN THE FIRST QUARTER OF 2013, UP UNTIL, THROUGH THE FOURTH QUARTER.

Keh-Shew Lu—Diodes, Inc.—President and CEO

THESE ARE THE ONES I’M TALKING ABOUT, WE TRANSFERRED THE LOADING FROM FAB 1 TO FAB 2, AND THEN BACKFILL FAB 1, WE TRY TO MOVE SALES, TRY TO GET MORE SALES FOR FAB 1. WE ARE NOT REALLY ABLE TO TRANSFER ANY INTERNAL — ANY OF SUBCON FAB FROM EXTERNALLY TO INTERNAL YET.

BECAUSE THAT NEEDS CUSTOMER APPROVAL. NOW FOR THE NON-CUSTOMER APPROVAL PORTION WE START LOADING IT BUT THE CUSTOMER APPROVED PORTION CANNOT MOVE IN.

Gary Mobley—The Benchmark Company—Analyst

I’VE TAKEN ENOUGH TIME UP. I APPRECIATE THE ANSWERS. THANKS.

Operator

OUR NEXT QUESTION COMES FROM CHRISTOPHER LONGIARU WITH SIDOTI & COMPANY.

Christopher Longiaru—Sidoti & Company—Analyst

WHAT IT SOUNDS LIKE HERE THOUGH, IS YOUR UTILIZATION AT S FAB 1 IS GONE UP, YOUR OUTPUTS CONTINUE TO GROW AT FAB 2. PART OF THE REASON FOR I GUESS THE MARRIAGE BETWEEN BCD AND DIODES MADE SENSE, WAS THAT YOUR PACKAGING FACILITY WAS UNDERUTILIZED, AND YOU TALKED ABOUT GROSS MARGIN PERMITS OVER THE COURSE OF THE YEAR. CAN YOU TELL US A LITTLE BIT HOW THAT MOVE OF BCD INTO DIODES MANUFACTURING, SORRY PACKAGING FACILITY, IS GOING, AND HOW YOU EXPECT THAT PROGRESSION OVER THE COURSE OF THE YEAR TO CONTINUE?

Keh-Shew Lu—Diodes, Inc.—President and CEO

OKAY. FROM THE PACKAGING MOVE FROM SUBCON OR BCD PRODUCTS TO DIODES INTERNALLY, I THINK BY END OF FOURTH QUARTER WE ALREADY QUALIFIED FOR WHATEVER WE WANT TO — WE WANT TO MOVE. MAYBE SAVE A COUPLE OF THE KEY CUSTOMERS, BUT YOU KNOW, IN BCD THEY HAVE MORE IN THE SMALL CUSTOMERS, THEY DON’T HAVE THAT MANY OF THE KEY CUSTOMERS.

SO I SHOULD SAY MOST OF THE ONES WE WANT TO TRANSFER WE ALREADY QUALIFIED. NOW WE START THE RAMP IN 4Q AND 1Q BECAUSE THE CAPACITY, PEOPLE CAPACITY, NOT EQUIPMENT CAPACITY LIMITATION.

WE CANNOT REALLY MOVE EVERYTHING, AND THE REASON LIKE I MENTIONED IS THE CHINESE NEW YEAR AND A LOT OF PEOPLE GO HOME, AND NOT COMING BACK YET. SO THE 1Q CAPACITY IS REALLY DRIVEN BY PEOPLE, NOT LIMITED BY EQUIPMENT.

Christopher Longiaru—Sidoti & Company—Analyst

IT SOUNDS LIKE TO ME THEN THAT YOU HAVE A SITUATION WHERE YOUR UTILIZATION IS IMPROVING SEQUENTIALLY, YOU ARE READY TO MOVE THINGS IN-HOUSE, BUT THE CHINESE NEW YEAR IS KIND OF INHIBITING THAT MOVE, AND AX THE CHINESE NEW YEAR, YOU PROBABLY WOULD HAVE GUIDED THAT GROSS MARGIN UP SLIGHTLY SEQUENTIALLY. DOES THAT MAKE SENSE?

Keh-Shew Lu—Diodes, Inc.—President and CEO

YES. IN 2Q, IT’S ALREADY — IT’S A PICTURE OF IF. WE DON’T KNOW YET. WE ARE NOT GUIDING IT.

BUT IF THE BUSINESS IS GOING UP, LOADING GO UP, OBVIOUSLY, YOU WILL, IF YOU LOOK AT OUR HISTORY, SECOND QUARTER ALWAYS STRONGER THAN 1Q. 1Q WAFER FAB IS STILL UNDERLOADED, IT’S NOT FULLY LOADED YET. BUT ASSEMBLY, EQUIPMENT-WISE IS STILL NOT FULLY LOADED.

BUT PEOPLE-WISE, IF FULLY UTILIZED. THEN GO TO 4Q, WE HAVE CAPACITY TO SUPPORT UPSIDE. EQUIPMENT CAPACITY TO SUPPORT UPSIDE.

Christopher Longiaru—Sidoti & Company—Analyst

AND JUST DID YOU GIVE A BOOK TO BILL AT THE END OF THE FOURTH QUARTER?

Rick White—Diodes, Inc.—CFO

NO, WE DIDN’T. BUT IT WAS ABOVE 1.

Christopher Longiaru—Sidoti & Company—Analyst

ABOVE 1. GREAT. I’LL JUMP BACK. THANK YOU.

Operator

OUR NEXT QUESTION WILL COME FROM VERNON ESSI WITH NEEDHAM & COMPANY.

Vernon Essi—Needham & Company—Analyst

CONGRATULATIONS ON THE QUARTER, DR. LU. WAS WONDERING, NOT TO I GUESS REHASH THIS GROSS MARGIN QUESTION OVER AND OVER, BUT I’M MORE CONCERNED ABOUT THE LONGER-TERM PICTURE GROSS MARGIN, AND WANTED TO JUST ADDRESS — I SEE THE STORY OF COURSE IS BEING A UTILIZATION-BASED STORY. IN MY VIEW, THE HIGHER YOUR TOP LINE IS GOING TO BE, THE BETTER YOUR GROSS MARGIN IS GOING TO BE.

ONE THING I AM WONDERING, THOUGH, AND I GUESS IT’S JUST LISTENING TO MARK GO ON ABOUT ALL THE DIFFERENT PRODUCTS THAT YOU’RE INTRODUCING, A LOT OF THOSE WOULD BE SORT OF IN THE 40% GROSS MARGIN PLUS BUCKET. WONDERING HOW MUCH MIX COULD POSSIBLY IMPACT YOUR GROSS MARGIN IN 2014, OR IS THE REVENUE CONTRIBUTION FROM THESE PRODUCTS SO NOMINAL THAT THIS IS REALLY MORE AN 18 MONTHS A TWO-YEAR OUT SORT OF SITUATION, WHERE MIX MIGHT BE A BIGGER FACTOR?

Keh-Shew Lu—Diodes, Inc.—President and CEO

OKAY FIRST LET ME ANSWER THE CAPACITY ISSUE, AND YOU KNOW, IF OUR MARGIN IS SIGNIFICANT, AND AFFECTED BY WAFER FAB LOADING, BY ASSEMBLY LOADING. IF YOU REMEMBER BACK TO THIRD QUARTER, WE ACTUALLY — GPM UP TO 31% IN THIRD QUARTER, AND THAT REALLY STILL HAS THE BCD LOADING ISSUES. OKAY, SO IF YOU ARE THINKING THAT IN THIRD QUARTER, WE’RE UP TO 31%.

WE GO DOWN TO 28.8%, BECAUSE WAFER FAB LOADING, WE CUT IT DOWN INTENTIONALLY, AND THEN THIS QUARTER, WE GUIDE INTO 28.8%, AND IT’S BECAUSE THE CHINESE NEW YEAR AGAIN. SO MOVING FORWARD, THOSE FACTORS SHOULD BE IMPROVED BECAUSE OF CHINESE NEW YEAR IS GONE, LOADING SHOULD BE CONTINUED BECAUSE BUSINESS, “IF” THE MARKET COOPERATES AND THE BUSINESS GO UP, OUR LOADING WILL GO UP, AND AT THE SAME TIME BCD FAB LOADING WILL BE IMPROVED.

THEN THE GROSS MARGIN, IF WE GO BACK TO THIRD QUARTER, THEN THIRD QUARTER LAST YEAR, 31%. IT SHOULD BE ABLE TO — I’M NOT GIVING ANY GUIDANCE YET, BUT I’M JUST — TO LET YOU KNOW, IF OUR REVENUE GOES BACK TO THIRD-QUARTER REVENUE THEN GP SHOULD BE BETTER THAN THAT, BECAUSE THE LOADING FACTOR SHOULD BE IMPROVED. OKAY, FROM MIX, I’LL LET MARK TO ANSWER THAT, BUT —

Mark King—Diodes, Inc.—SVP, Sales and Marketing

SO WE HAVE A SIGNIFICANT AMOUNT OF NEW PRODUCT, WITH DEFINITELY A BETTER MARGIN PROFILE THAN SOME OF OUR HISTORIC PRODUCTS. SO WE OBVIOUSLY, BEYOND UTILIZATION, WE ARE WORKING ON OUR MARGINS THROUGH MIX IMPROVEMENT AND NEW PRODUCTS, AND JUST BETTER STUFF THAT WILL DRAW HIGHER ASP, WILL DRIVE A GREATER MARGIN.

SO WE FEEL LIKE WE HAVE A LOT OF DIFFERENT DRIVERS OF OUR MARGIN GOING FORWARD. BUT TIMING OF THOSE QUARTER-IN AND QUARTER-OUT IS NOT NECESSARILY CLEAR YET, BUT I THINK WE HAVE A LOT OF OPPORTUNITY AHEAD OF US.

Keh-Shew Lu—Diodes, Inc.—President and CEO

ADDITIONAL, DON’T FORGET, WE HAVE REDUCED OUR CAPEX, AND LAST YEAR WE DROPPED 4% OR 5% FROM OUR HISTORICAL 10% TO 12% OF THE REVENUE. LAST YEAR WE GO DOWN TO — AND WE STARTED GUIDING 5% TO 8% OR 9% OF OUR REVENUE.

SO WHEN YOU START TO REDUCE CAPEX, YOUR DEPRECIATION IS GOING TO BE RELATIVELY — AS A PERCENT OF REVENUE. GOING TO BE REDUCED, THEN AUTOMATICALLY YOU WILL IMPROVE YOUR GPM PERCENT.

SO IF WE STARTED CHANGING OUR BUSINESS MODEL FROM 10% TO 12% OF CAPEX TO 5% TO 8%, OR 5% TO 9% OF CAPEX, THAT CAPEX REDUCTION WILL AUTOMATICALLY IMPROVE THE DEPRECIATION AS A PERCENT OF REVENUE, AND THEN YOU WILL IMPROVE THE GPM PERCENT. SO THIS EFFECTS, AS WE ARE WORKING VERY HARD TO WORK OUR MODEL 35% AND I BELIEVE WE SHOULD BE ABLE TO GET THERE.

Vernon Essi—Needham & Company—Analyst

AND I APPRECIATE BY THE WAY THE ANSWER. I SEE THE MATH. I’M NOT DOUBTING THAT YOU CAN’T GET THERE, ESPECIALLY ON THE REVENUE TARGETS YOU’VE OUTLINED, AND I THINK THE MATH WORKS FOR YOUR GROSS MARGINS IN THE FIRST QUARTER.

THIS IS A DELICATE WAY OF PROVIDING FEEDBACK, IT MIGHT BE HELPFUL FOR US TO KNOW WHAT PROPORTION OF REVENUE IS SORT OF NEW PRODUCT RELATED. I DON’T KNOW HOW YOU WANT TO DEFINE THAT, HOWEVER, SO WE CAN TRACK THE PROGRESS OF THAT AND THE REVENUE MIX, TO SEE IF IT’S ACTUALLY IMPACTING THE GROSS MARGIN, OR IF IT STILL JUST BASICALLY A FUNCTION OF LOADINGS AND TOP LINE VERSUS OVERHEAD?

Mark King—Diodes, Inc.—SVP, Sales and Marketing

WE USED TO REPORT OUR NEW PRODUCT REVENUE BUT THEN WE DETERMINED THAT SOME — EACH ONE OF THE PRODUCTS HAD A DIFFERENT PERIOD TO RAMP, AND THEN SOME OF OUR PRODUCTS THAT WOULD LOOK LIKE THE REVENUES ARE RAMPING VERY HARD, TOOK THREE YEARS TO RAMP, THEN THEY RAMP AND ARE STILL RAMPING. OKAY SO WE THOUGHT THAT FIGURE BECAME A LITTLE BIT DISTORTED, SO WE STOPPED REPORTING THAT.

WE HAD A SIGNIFICANT NEW PRODUCT, AND THE ONE OTHER AREA THAT — WITH THE REDUCED CAPEX, REDUCED CAPEX AND REDUCED UNITS DRIVES MIX. OKAY, SO WE’VE BEEN PRETTY FREE WITH UNITS FOR A FEW YEARS HERE NOW, AND THE UNITS PROBABLY ARE GOING TO START TO GET TIGHTER AND TIGHTER AS THE YEAR GOES ON, IF THE MARKET GROWS AT EVEN A REASONABLE RATE. SO WE’RE HOPING THAT THE CHANGE IN THE STRENGTH IN OUR CAPEX WILL HELP US DRIVE A BETTER MIX, WHICH WILL DRIVE A BETTER MARGIN RATE.

Keh-Shew Lu—Diodes, Inc.—President and CEO

IN THE PAST WHEN YOU HAVE EXCESS CAPACITY THEN YOU TRY TO SAY I NEED TO MOVE THE MIX DOWNWARD TO CAPTURE THOSE CAPACITY, THE YIELD LEVELS AT CAPACITY. AND SINCE THE LAST YEAR, I MAKE A DECISION I DON’T WANT TO CHASE THE VOLUME ANYMORE, BECAUSE AT THE END, WE ARE REACHING OUR GOAL OF ONE BILLION, SO WE DON’T NEED TO — THAT CHANGE IN THE CAPACITY. THAT IS WHY WE CHANGE OUR BUSINESS MODEL, AND WITH THAT, THEN YOU DON’T HAVE THAT MUCH OF CAPACITY, AND THEN YOU HAVE NO NEED TO CHANGE THE MIX TO LOADING THE FACTORY.

Vernon Essi—Needham & Company—Analyst

OKAY, I APPRECIATE, THAT’S THE LONGEST FIRST QUESTION I THINK I’VE EVER HAD, I APPRECIATE ALL THE ANSWERS THERE. MY QUICK FOLLOW-ON, DR. LU, ANY OUTLOOK YOU HAVE ON THE HEALTH OF THE ELECTRONICS MARKET IN CHINA.

YOU’RE PROBABLY ONE OF THE BETTER CRYSTAL BALLS THAN ANYONE THAT WE USUALLY SPEAK TO. SO WHAT IS YOUR TAKE ON HOW THE OUTLOOK IS THERE GOING INTO THE FIRST HALF OF 2014?

Keh-Shew Lu—Diodes, Inc.—President and CEO

WELL IF YOU SEE OUR GUIDANCE OF MIDPOINT MINUS 1% AGAINST A TRADITIONALLY 1Q IS DOWN 0% TO 5%. THAT IS WHAT I THINK EVERY TIME WHEN I TALK TO YOU GUYS, I ALWAYS SAY 1Q IS DOWN 0% TO 5% OR SOMETIME EVEN MORE. BUT WITH THAT, YOU CAN SEE I FEEL VERY GOOD.

AND SO RIGHT NOW, I THINK THE FEEL BACK I GET FROM THE CHINESE, POST CHINESE NEW YEAR IS QUITE POSITIVE. AND THAT IS WHAT WE GUIDANCE THAT. SO I THINK THAT IS MY ANSWER.

Vernon Essi—Needham & Company—Analyst

OKAY. GREAT TO HEAR. THANK YOU.

Operator

AND NEXT QUESTION IS COME FROM HARSH KUMAR WITH STEPHENS.

Harsh Kumar—Stephens Inc.—Analyst

CONGRATULATIONS. VERY GOOD QUARTER, VERY GOOD GUIDANCE. I HAD A COUPLE — FIRST OF ALL LET ME ASK THE EASY ONE. MARK, COULD YOU REPEAT THE BREAKDOWN OF REVENUES BY THE END MARKETS?

Mark King—Diodes, Inc.—SVP, Sales and Marketing

YES IT WAS I’VE GOT IT RIGHT HERE — 34% CONSUMER, 23% COMMUNICATION, COMPUTING 22%, AND INDUSTRIAL 18% AND AUTOMOTIVE 3%.

Harsh Kumar—Stephens Inc.—Analyst

THANKS SO MUCH. DR. LU, I HAD A PRETTY SIMPLE QUESTION. IN YOUR PRESS RELEASE YOU MENTIONED THAT BASICALLY WAS NEGATIVE FOR YOU FOR THE WHOLE YEAR.

ARE YOU WILLING TO TALK ABOUT MAYBE EXITING THE FOURTH QUARTER, OR MAYBE CURRENTLY, IF THAT STARTING TO TURN FOR YOU IF IT’S POSITIVE. HOW MUCH POSITIVE IMPACT, ANY KIND OF COLOR YOU WANT TO GIVE US.

Keh-Shew Lu—Diodes, Inc.—President and CEO

I DON’T THINK IT’S POSITIVE YET, IN 1Q, OKAY? BUT IT’S GETTING CLOSE TO HELPING US, AND THE REASON I THINK IS, FAB 2 IS RAMPING, AND FAB 1 BECAUSE THAT FAB 1 IS UNDERLOADED.

WE HAVE GRADUALLY FILLED FAB 1, BUT WHEN WE ARE ABLE TO GET FAB 1 TO THE ORIGINAL LOADING AND FAB 2 IS THERE, THEN I THINK WE WILL BE POSITIVE. TODAY, IT IS STILL NEGATIVE IMPACT US.

Rick White—Diodes, Inc.—CFO

IT’S NEGATIVE ON THE MARGIN. ON THE GROSS PROFIT PERCENT, NOT ON THE DOLLARS.

Keh-Shew Lu—Diodes, Inc.—President and CEO

YES.

Rick White—Diodes, Inc.—CFO

SO THEIR GROSS PROFIT MARGINS ARE LESS THAN DIODES’.

Harsh Kumar—Stephens Inc.—Analyst

UNDERSTOOD. TOTALLY UNDERSTOOD. THANKS FOR CLARIFYING THAT.

DR. LU, ANOTHER QUESTION FOR YOU. YOU BROUGHT ANACHIP A WHILE BACK, SIX OR SEVEN YEARS AGO. YOU BOUGHT BCD RECENTLY. IF I WAS TO ASK YOU OF YOUR TOTAL BUSINESS, HOW MUCH OF YOUR TOTAL BUSINESS IS ANALOG TODAY, WOULD YOU HAVE A BALLPARK NUMBER FOR US?

Keh-Shew Lu—Diodes, Inc.—President and CEO

WELL I PROBABLY — WE DON’T TALK ABOUT, I CAN GIVE YOU MAYBE 60/40. BECAUSE DISCRETE GROW AND PROBABLY SOMEWHERE ABOUT 60/40, RIGHT?

Harsh Kumar—Stephens Inc.—Analyst

SO 60% DISCRETE AND 40% ANALOG?

Keh-Shew Lu—Diodes, Inc.—President and CEO

SOMEWHERE AROUND THERE. I DON’T HAVE THE NUMBER, WHAT I GIVE YOU A BALLPARK. SO DON’T TAKE ME —

Harsh Kumar—Stephens Inc.—Analyst

UNDERSTOOD. AND THEN ANALOG TYPICALLY HAS BETTER MARGIN STRUCTURE, CORRECT?

TYPICALLY MY UNDERSTANDING IS ANALOG FOR YOU IS 30% TO 40% OR 45%. IS THAT ACCURATE?

Mark King—Diodes, Inc.—SVP, Sales and Marketing

I WOULD SAY THAT IT’S TOO MUCH TO GENERALIZE THAT. WE HAVE SOME REALLY STRONG DISCRETE PRODUCTS THAT RUN AS GOOD OR BETTER MARGINS.

WE MIGHT HAVE SOME PRODUCTS IN THE DISCRETE SIDE THAT MIGHT BE MORE DRAINING IN MARGIN THAT WE WILL EVENTUALLY MIX OUT OF. BUT I WOULDN’T SAY ANALOG IS ALWAYS BETTER.

Harsh Kumar—Stephens Inc.—Analyst

OKAY. AND THEN ONE MORE FOR YOU, DR. LU. YOU TALKED ABOUT SOLID PIPELINE, BOTH IN YOUR COMMENTARY AND THE PRESS RELEASE.

PARTICULARLY DESIGN WINS. I’M CURIOUS WHAT OTHER AREAS MAYBE YOU ARE THE MOST EXCITED ABOUT THE NEXT 12 MONTHS OUT OF YOUR END MARKETS?

Keh-Shew Lu—Diodes, Inc.—President and CEO

WELL, I THINK WE HAVE SEVERAL AREAS. FOR EXAMPLE LED DRIVER, AC TO DC, AND WHEN WE TALK ABOUT AC TO DC WE ARE WORKING ON THE FIRST CHARGER.

WE ARE WORKING ON THE WIRELESS CHARGER. THOSE ARE THE ANALOG PORTION.

BUT THEN WHEN YOU ARE TALKING ABOUT DIGITAL PORTION, MOST FABS ARE STILL GOING QUITE WELL. SBR IS STILL GOING QUITE WELL. AND THOSE, AGAIN FROM A DISCRETE POINT OF VIEW, THEY ARE GROWING QUITE WELL.

SO REMEMBER I JUST MENTIONED BUY ANACHIP, BUY BCD, THOSE ARE ANALOG PRODUCT. BUT TODAY WE STILL HAVE 60/40. IT MAY BE SOMEWHERE 30/70.

AROUND THAT RANGE. 70/30, 60/40, SOMEWHERE IN THAT RANGE. SO YOU CAN SEE DISCRETE ORGANICALLY IS STILL GROWING VERY FAST.

Harsh Kumar—Stephens Inc.—Analyst

GOT IT. AND THEN MY LAST QUESTION FOR YOU WAS, WHY THE DECISION TO PAY DOWN DEBT? JUST TO BOLSTER THE BALANCE SHEET OR WAS THERE ANY PARTICULAR REASON?

Rick White—Diodes, Inc.—CFO

WILL THE MAIN REASON IS THAT INTEREST EXPENSE IMPACTS OUR EARNINGS PER SHARE, AND WE LIKE TO HAVE THE BEST EARNINGS PER SHARE WE CAN HAVE.

Keh-Shew Lu—Diodes, Inc.—President and CEO

SO WHEN YOU WANT MONEY, AND YOU HAVE ENOUGH MONEY, AND BANK PUT INTEREST AND THE MONEY WE BORROW GENERATES INTEREST COSTS. SO IT’S BETTER JUST PAY IT OFF.

Harsh Kumar—Stephens Inc.—Analyst

THAT’S FAIR, THANKS. I’LL JUMP BACK IN THE QUEUE. CONGRATULATIONS AGAIN.

Operator

OUR NEXT QUESTION IS FROM VIJAY RAKESH WITH STERNE, AGEE.

Vijay Rakesh—Sterne, Agee & Leach, Inc.—Analyst

GOOD JOB ON THE GROSS MARGIN. I HAD A QUESTION GOING BACK ON ONE OF THE PREVIOUS QUESTIONS. DO YOU HAVE AN IDEA OF WHAT, PARTICULARLY THE LAST SIX MONTHS, WHAT PERCENT OF REVENUES CAME FROM NEW PRODUCTS, AND AS YOU END OF 2014 WHAT PERCENT OF REVENUES COME FROM NEW PRODUCTS, AND DESIGN WINS?

SO A LONGER-TERM PERSPECTIVE ON THAT. AND ALSO, YOU TALKED ABOUT HANDSET DESIGN WINS IN YOUR PREPARED REMARKS, IF YOU COULD GIVE MORE COLOR ON THAT?

Mark King—Diodes, Inc.—SVP, Sales and Marketing

WHAT WAS THE LAST THING? MORE COLOR ON THE WHAT?

Vijay Rakesh—Sterne, Agee & Leach, Inc.—Analyst

ON THE HANDSET DESIGN WINS, THAT YOU WERE TALKING ABOUT IN YOUR PREPARED REMARKS.

Mark King—Diodes, Inc.—SVP, Sales and Marketing

OKAY. FROM A SMART PHONE AND TABLET PERSPECTIVE, I THINK WE JUST CONTINUE TO MAKE PROGRESS AT MULTIPLE PLAYERS AROUND THE WORLD, IN A BROAD MIX OF DEVICES.

NOT TOO MUCH MORE TO SAY ABOUT THAT. SO I DIDN’T GET YOUR FIRST QUESTION, EITHER.

Vijay Rakesh—Sterne, Agee & Leach, Inc.—Analyst

I WAS WONDERING, IF YOU LOOK AT THE NEW PRODUCT RAMPS, IF YOU LOOK AT — I’M WONDERING HOW MUCH REVENUES CAME FROM NEW PRODUCT RAMPS IN THE LAST SIX MONTHS, AND HOW MUCH DO YOU THINK THIS NEW PRODUCT RAMPS, LET’S SAY SECOND HALF OF 2014?

Mark King—Diodes, Inc.—SVP, Sales and Marketing

I REALLY DON’T HAVE THIS INFORMATION — CLEARLY SOME OF OUR DISCRETE NEW PRODUCT RAMPS RAMPED FASTER THAN OUR ANALOG NEW PRODUCT RAMPS. BUT THE FIGURES STARTED TO BECOME DISTORTED, AND RAMP TIMES, AND TIMES FOR PRODUCTS TO ACTUALLY DEVELOP FROM A REVENUE PERSPECTIVE, SO WE JUST STOPPED LOOKING AT THAT AS A WHOLE, A WHILE BACK.

WE DO LOOK AT IT INDIVIDUALLY AS A PERCENTAGE, ON CERTAIN PRODUCT LINES. BUT WE DON’T REALLY LOOK AT IT AS A WHOLE.

Keh-Shew Lu—Diodes, Inc.—President and CEO

DISCRETE, ESPECIALLY IN DISCRETE AREA, IT’S KIND OF A CUSTOMER SAY I NEED YOU PUT THIS FUNCTION, THIS STYLE, OR THIS SBR, OR THIS MOSFET IN THIS PACKAGE. WHEN A CUSTOMER TELLS YOU THAT YOU PUT THE OLD DIE IN THE OLD PACKAGE, BUT IT’S DIFFERENT DIE, DIFFERENT PACKAGE, IT’S CONSIDER A NEW PRODUCT AND YOU RAMP THAT RIGHT AWAY.

FOR THE ANALOG, IT’S VERY DIFFICULT, BECAUSE ANALOG, YOU DON’T DO THAT. SO YOU DESIGN THE DEVICE AND THE DIE AND THEN YOU PUT IN THE PACKAGING YOU WANTED AND GET IT OUT AS A STANDARD PRODUCT. THAN THE RAMP IS VERY SLOW.

AND SO FOR US, TRACKING NEW PRODUCT REVENUE OR NEW PRODUCT RAMPS IS VERY DIFFICULT, ESPECIALLY DISCRETE. EVERY DISCRETE — MOST OF THE DISCRETE PRODUCTS ARE EASIER TO BE CONSIDERED AS A NEW PRODUCT. WHAT YOU SAY IS DIFFERENT.

Vijay Rakesh—Sterne, Agee & Leach, Inc.—Analyst

OKAY. ON THE OPEX LINE, RICK YOU MENTIONED A $900,000 INCREASE DUE TO RETENTION. IF YOU LOOK AT THE CORE OPEX, EX THOSE RETENTION BONUSES, DO YOU SEE THAT FLAT IN DOLLARS FOR 2014? AND ON THE RETENTION SIDE, DO YOU THINK THIS ROLLS OFF IN 3Q THIS YEAR, OR ANNUAL, OR HOW DOES THAT OPEX LAND?

Keh-Shew Lu—Diodes, Inc.—President and CEO

LET ME GIVE YOU THE DATE, THEN HE CAN GIVE YOU THE NUMBER. THE DATE IS DUE TO BCD. BCD RETENTION START WITH MARCH LAST YEAR, AND 18 MONTHS, SO IT IS SOMEWHERE AROUND 3Q THIS YEAR.

BUT SOME OF THE PEOPLE, ESPECIALLY HIGH-LEVEL PEOPLE THE RETENTION BONUS IS FOR TWO YEARS. THEN YOU WILL BE UNTIL 1Q NEXT YEAR. THEN YOU CAN EXPLAIN THIS.

Rick White—Diodes, Inc.—CFO

GO AHEAD AND TELL ME — ASK THE NUMBER QUESTION AGAIN?

Vijay Rakesh—Sterne, Agee & Leach, Inc.—Analyst

IF EX THE RETENTION BONUS, WAS THE CORE OPEX DIPPING BACK TO FLAT IN DOLLARS FOR 2014?

Rick White—Diodes, Inc.—CFO

NO, I DON’T THINK SO. BECAUSE WHAT’S GOING TO HAPPEN IS THAT THE REVENUE IS GOING TO INCREASE. WE’RE GOING TO TRY AND GROW FASTER THAN THE MARKET.

SO YES IS FLAT IN THE FIRST QUARTER, BUT AS THE REVENUE GOES UP, WE WILL SPEND MORE ON R&D. WE’LL PROBABLY SPEND MORE ON FREIGHT AND SG&A. IT WON’T STAY FLAT IN DOLLAR TERMS.

Keh-Shew Lu—Diodes, Inc.—President and CEO

IF YOU LOOK — THIS IS BUSINESS MODEL, ALWAYS. WHEN REVENUE GROW, OUR R&D WILL GROW AS A PERCENT, SIMILAR TO THE REVENUE GROWTH.

OUR SG&A WILL ONLY ALLOW GROW HALF OF THE REVENUE GROWTH. SO THAT’S OUR RULE OF THUMB, AND WE’RE GOING TO INSIST ON THAT, BUT THE KEY THING IS WE WANT TO GET OUR R&D AND SG&A AS A PERCENT OF REVENUE GO DOWN TO 20%. SO IT WILL QUICKLY GET INTO 20% BUT THEY WILL GO TO OUR BUSINESS MODEL.

Vijay Rakesh—Sterne, Agee & Leach, Inc.—Analyst

GOT IT, THANKS. ONE LAST QUESTION, HERE, AND I’LL GET OFF THE LINE.

WHEN YOU LOOK AT THE TAX RATE, IT OBVIOUSLY JUMPED UP. WHAT ARE THE — VERSUS 2013, IT CAME UP A LITTLE BIT, OBVIOUSLY YOU HAD GUIDED TO THAT, BUT WHAT ARE THE PUTS AND TAKES TO IT?

WHAT MAKES IT GO UP, AND WHAT WILL BRING IT DOWN, AS YOU LOOK AT THIS YEAR AND NEXT YEAR? THANKS.

Rick White—Diodes, Inc.—CFO

WE’RE NOT SAYING IT’S GOING TO GO DOWN. IT’S GOING TO GO UP, PROBABLY. IT’S JUST BASICALLY THE SPLIT OF PROFIT IN THE VARIOUS CORPORATE ENTITIES.

AND SO, AND YOU SAY, OKAY, WELL THE TAIWANESE, THE HONG KONG PEOPLE HAVE LOWER TAX RATES, BUT THERE’S ALSO INCOME OVER THERE CALLED SUB-PART F INCOME, WHICH IS TAXED AT THE US RATE. SO ALL OF THAT COMES IN — INTO PLAY IN THE EFFECTIVE TAX RATE FOR THE YEAR.

SO IF YOU TAKE OUT ALL THE ADJUSTMENTS WE HAD, THE TAX AUDIT ADJUSTMENT IN THE FIRST QUARTER, AND GOODWILL, AND THE REASON YOU HAVE TO GOODWILL OUT IS THAT GOODWILL IS A NON-TAX-DEDUCTIBLE EXPENSE IN THE US. SO I THINK OUR TAX RATE WAS, FOR THE YEAR WAS 20.6%. SO IT WAS RIGHT WHERE WE SAID IT WAS GOING TO BE, IN THE 18% TO 24% FOR THE YEAR AND NEXT YEAR WE SAID IT’S GOING TO GO 19% TO 25% SO IT’S ONLY UP 1%.

Vijay Rakesh—Sterne, Agee & Leach, Inc.—Analyst

OKAY, GREAT. THANKS.

Operator

OUR NEXT QUESTION IS FROM LIWEN ZHANG WITH BLAYLOCK ROBERT VAN.

Liwen Zhang—Blaylock Robert Van, LLC—Analyst

CONGRATULATIONS ON YOUR OVERALL QUARTERLY RESULTS. I HAVE A LITTLE BIT CONCERN ABOUT YOUR COMPUTING BUSINESS.

GIVEN ONE JAPANESE PLAYER EXISTING IN THE MARKET, AND SOME OF YOUR PEERS, AND THEY’RE SHOWING SHARE GAINS, AND YOU’RE DOWN 10% QUARTER OVER QUARTER. WOULD YOU PLEASE EXPLAIN TO ME SOME OF THE DYNAMICS WITHIN YOUR COMPUTING BUSINESSES?

Keh-Shew Lu—Diodes, Inc.—President and CEO

WHAT IS 10%?

Mark King—Diodes, Inc.—SVP, Sales and Marketing

SHE IS MEASURING OUR REVENUE. WE THINK WE ARE TRACKING RELATIVE TO EVERYONE ELSE.

WE HAVE SOME STRATEGIES LONG-TERM FOR OUR COMPUTING SEGMENT, THAT WILL COMPLETELY CHANGE OUR MIX WITHIN THAT SEGMENT. SO WE FEEL WE ARE ON TRACK TO IMPROVE OUR POSITION IN THAT MARKETPLACE, BUT WE DON’T FEEL THAT WE ARE SUFFERING MORE THAN THE MARKETPLACE OVER TIME.

I THINK WE KNOW THE MARKET PRETTY WELL. WE’RE NOT AS PC-BASED AS WE ARE NOTEBOOK-BASED BUT WE MANAGE THE UNITS, AND OUR SHARE IN THAT UNITS. IT MAY BE POSSIBLE WE LOST SOME SHARE ON THE REALLY LOW-END PRODUCTS IN THE SECOND HALF OF THE YEAR BY CHOICE, RATHER THAN BY THIS, BUT WE THINK WE ARE TRACKING IN OUR MAJOR AREAS.

Liwen Zhang—Blaylock Robert Van, LLC—Analyst

THANK YOU. THAT’S ALL I HAD.

Operator

AT THIS TIME I’M SHOWING NO ADDITIONAL QUESTIONS IN THE PHONE QUEUE. I’D LIKE TO TURN THE PROGRAM BACK OVER TO DR. LU FOR ANY ADDITIONAL OR CLOSING REMARKS.

Keh-Shew Lu—Diodes, Inc.—President and CEO

THANK YOU FOR YOUR PARTICIPATION TODAY. OPERATOR, YOU MAY NOW DISCONNECT.

Operator

THANK YOU, SIR. THANK YOU LADIES AND GENTLEMEN AGAIN, THIS DOES CONCLUDE TODAY’S CALL. THANK YOU FOR YOUR PARTICIPATION AND HAVE A WONDERFUL DAY. ATTENDEES YOU MAY NOW ALL DISCONNECT.